UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2012

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 KEMET Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 26, 2012, KEMET Corporation (the “Company”) issued a News Release announcing the preliminary consolidated results for the first fiscal quarter ended June 30, 2012.

A copy of this News Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure

On July 26, 2012, the Company will host a conference call to discuss financial results for its first fiscal quarter ended June 30, 2012.  The slide package prepared for use by executive management for this presentation is attached hereto as Exhibit 99.2.  All of the information in the presentation is presented as of July 26, 2012, and the Company does not assume any obligation to update such information in the future.

The information included in this Form 8-K, as well as the exhibits referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a.)                              Not Applicable

(b.)                              Not Applicable

(c.)                               Not Applicable

(d.)                              Exhibits

Exhibit No.	Description of Exhibit

99.1	News Release, dated July 26, 2012 issued by the Company.

99.2	Slide Package prepared for use in connection with the Company’s first fiscal quarter earnings conference call to be held on July 26, 2012.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2012	KEMET Corporation

/s/ WILLIAM M. LOWE, JR.

William M. Lowe, Jr.

Executive Vice President and

Chief Financial Officer